UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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First Trinity Financial Corporation

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

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First Trinity Financial Corporation

7633 East 63rd Place, Suite 230

Tulsa, Oklahoma 74133-1246

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2017

TO THE SHAREHOLDERS OF

First Trinity Financial Corporation

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of First Trinity Financial Corporation, an Oklahoma corporation (“First Trinity” or the “Company”), will be held in the Premier Room of the Embassy Suites Tulsa – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145 on Wednesday, May 17, 2017, at 1:00 p.m. Central Daylight Savings Time, for the following purposes:

(1)	To elect eight directors to hold office for a term of one year each or until their successors are duly elected and qualified.

(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for the year ending December 31, 2017.

(3)	To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

(4)	To approve a non-binding advisory resolution on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers.

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on Monday, March 20, 2017, as the record date for determining the shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof. The stock transfer books will not be closed.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions concerning each of your voting options described in the Proxy Statement. Your cooperation will assure that your shares are voted and will also greatly assist us in preparing for the Annual Meeting. The proxy is being solicited by and on behalf of the Board of Directors of First Trinity.

Your attention is directed to our 2016 Annual Report, this Proxy Statement dated March 21, 2017 and 2016 Shareholder Update. This Proxy Statement dated March 21, 2017 and 2016 Shareholder Update accompany this notice. The 2016 Annual Report is available without charge at www.firsttrinityfinancial.com. If you desire to have a 2016 Annual Report mailed to you, please make a telephone request to (918) 249-2438.

By Order of the Board of Directors,

/s/ Jeffrey J. Wood

Jeffrey J. Wood
Chief Financial Officer, Secretary and Treasurer

Tulsa, Oklahoma

March 21, 2017

TABLE OF CONTENTS

PROCEDURAL MATTERS	1
Record Date and Outstanding Shares	1
Voting and Solicitation	1
Revocability of Proxies	1
PROPOSALS TO BE VOTED ON	2
ELECTION OF DIRECTORS	2
General	2
Vote Required	2
Nominees for Election at the Annual Meeting	2
Board Meetings and Committees	4
Code of Conduct and Ethics	4
Communication with the Board of Directors	4
Audit Committee	5
Compensation Committee	5
Nominating and Corporate Governance Committee	5
Director Compensation	5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	6
Accounting Fees	6
Pre-Approval of Audit and Non Audit services	6
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	7
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT	7
SECURITY OWNERSHIP	8
EXECTIVE COMPENSATION	8
Summary Compensation Table	9
Employment Agreements	9
2016 Compensation Disclosure Ratio of the Median Annual Total Compensation of All Company Employees to the Annual Total Compensation of the Company’s Chief Executive Officer	11
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	11
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	11
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	11
Compensation Philosophy	11
Overview of Compensation Program	12
“Say-on-Pay” and “Say-When-on-Pay”	12
Compensation Performance Analysis	12
Compensation Comparables	13
Comparative Compensation Analysis	13
Board Process and Conclusion	13
NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	14
NON-BINDING ADVISORY RESOLUTION ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	14
ANNUAL REPORT	15
OTHER MATTERS	15
OTHER INFORMATION	15

FIRST TRINITY FINANCIAL CORPORATION

7633 EAST 63RD PLACE, SUITE 230

TULSA, OKLAHOMA 74133-1246

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The following information is furnished in connection with a solicitation of proxies by and on behalf of the Board of Directors of First Trinity Financial Corporation (“First Trinity” or the “Company”). The proxies we receive will be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Premier Room of the Embassy Suites Tulsa – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145 on Wednesday, May 17, 2017 at 1:00 p.m. (Central Daylight Savings Time), and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the accompanying proxy are first being mailed to our shareholders on or about March 21, 2017.

PROCEDURAL MATTERS

Record Date and Outstanding Shares

We have issued one class of capital stock. Stockholders of record at the close of business on Monday, March 20, 2017 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, 7,802,593 shares of the Company’s common stock, $0.01 par value, were issued and outstanding.

Voting and Solicitation

Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal that comes before the Annual Meeting. In the election of directors, each stockholder will be entitled to vote for eight nominees.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by completing, signing and mailing the proxy card enclosed therewith in the postage-prepaid envelope provided for that purpose. Your completed and signed proxy may also be returned to the Company by Fax or email. Voting by written proxy will ensure your representation at the Annual Meeting, if you do not attend in person. For specific instructions on how to vote your shares, please review the instructions on the proxy card enclosed with the proxy materials.

The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation materials to beneficial owners. Proxies may be solicited by certain of First Trinity’s directors, officers and other employees, without additional compensation, personally, by telephone, Fax or email.

Any proxy representing shares of common stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly if properly executed and received by the Company before voting begins at the Annual Meeting, or any adjournment(s) thereof. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither any abstention or a broker non-vote will be counted as a vote for a proposal. Any properly executed proxy will be voted in accordance with instructions specified but in the absence of any instructions will be voted “FOR” any proposal or nominee at the Annual Meeting and any adjournment(s) thereof and “THREE YEARS” for the Non-Binding Advisory Resolution on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Revocability of Proxies

Proxies given pursuant to this solicitation may be revoked at any time before they have been used. You may change or revoke your proxy by delivering a written notice of revocation to the Secretary of First Trinity or by completing a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions). Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the Annual Meeting.

PROPOSALS TO BE VOTED ON:

(1)	To elect eight directors to hold office for a term of one year each or until their successors are duly elected and qualified.

(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for the year ending December 31, 2017.

(3)	To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

(4)	To approve a non-binding advisory resolution on the frequency of the advisory vote on compensation of the Company’s Named Executive Officers.

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

The Board of Directors consists of one class, with the term of office expiring each year. The number of Directors which will constitute the entire 2017 Board of Directors is eight. The number of Directors that served on the 2016 Board of Directors was eight. The Company’s By Laws designate that the number of Directors which constitutes the entire Board of Directors is twelve. The Company has elected to nominate eight Directors instead of twelve since it has found no compelling reasons in 2017 to have twelve Directors. Proxies can only be voted for eight persons that correspond to the number of Directors nominated.

The Board of Directors determined that six of the eight current 2016 Directors nominated for 2016 are "independent" as defined by NASDAQ listing standards and rule 10A-3 of the Securities and Exchange Act of 1934.  The non-independent directors are Gregg E. Zahn and William S. Lay.

Vote Required

Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Oklahoma law.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for First Trinity’s eight nominees named below, to hold office for a term of one year each or until their successors are duly elected and qualified. If any nominee of First Trinity is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Nominees for Election at the Annual Meeting

The Nomination and Corporate Governance Committee, consisting of two independent directors and one non-independent director as determined under applicable NASDAQ listing standards, recommended that the Company’s Board of Directors be limited to eight members and also recommended the eight individuals set forth in the table below for nomination by our full Board of Directors. All eight of the current directors were nominated for re-election. Based on such recommendations, our Board of Directors nominated such eight directors for election at the Annual Meeting.

The following sets forth information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of the Record Date, position with the Company and business experience.

			Director
Name of Nominee	Age	Position/Principal Occupation	Since
Gregg E. Zahn (4)	55	Director; Chairman, President and Chief Executive Officer of First Trinity	2004
William S. Lay (3) (4)	77	Director; Vice President and Chief Investment Officer of First Trinity	2007
Bill H. Hill (1) (2)	76	Director; Former President of Eastern Oklahoma State College	2004
Charles W. Owens (3) (4)	62	Director; Insurance and Marketing Services	2004
George E. Peintner (2) (4)	63	Director; Marketing Company	2004
Gary L. Sherrer (1) (3)	68	Director; Assistant Vice President, Division of Agricultural Sciences and Natural Resources for Oklahoma State University Foundation	2004
Will W. Klein (1) (2)	84	Director; Insurance Company Chief Executive Officer	2011
Gerald J. Kohout (1) (2)	76	Director; Former Officer and Director of Life and Health Insurance Companies	2015

(1)	Member Audit Committee
(2)	Member Compensation Committee
(3)	Member Nominating and Corporate Governance Committee
(4)	Member Investment Committee

The following is a brief description of the previous business background of the directors.

Gregg E. Zahn has been a member of the Board of Directors since inception in 2004. He is President, Chief Executive Officer and Chairman of the Board of Directors of First Trinity. He has been President and Chief Executive Officer since October 2007 and became Chairman in 2011. From 2004 until October 2007 he was First Trinity’s Director of Training and Recruiting. He is President, Chief Executive Officer, Chairman and Director of Trinity Life Insurance Company (“TLIC”) and First Trinity Capital Corporation (“FTCC”) and has served in those positions since October 2007. He was Executive Vice President of First Life America Corporation of Topeka, Kansas (acquired in 2008 and merged with TLIC in 2009) from December 2008 until August 2009. He became Chairman, Chief Executive Officer and Director of Family Benefit Life Insurance Company (“FBLIC”) in December 2011. He became Chairman of Texas Republic Capital Corporation (“TRCC”) in 2012. He also became Chairman of Royalty Capital Corporation (“RCC”) in 2013. Between 1997 and March 2004, Mr. Zahn served as Marketing Vice President of First Alliance Insurance Company of Lexington, Kentucky and as Assistant to the President of First Alliance Corporation and Mid American Alliance Corporation. He was President of Alliance Insurance Management from 2001 to 2003.

William S. Lay has been a member of the Board of Directors since 2007. He has been First Trinity’s Vice President, Chief Investment Officer since March 2011 and served as Chief Financial Officer from April of 2007 through June 2010 and Secretary and Treasurer from April 2007 through March 2011. He also serves as an Officer and Director of TLIC, FBLIC, FTCC, TRCC and RCC. For the past six years, Mr. Lay has been a financial officer and business consultant, specializing in corporate financial and consulting services for small sized entrepreneurial companies. Prior to that, Mr. Lay was an officer and director of numerous life insurance companies and also has experience in business acquisitions, mergers and reorganizations.

Bill H. Hill has been a member of the Board of Directors since inception in 2004. He also serves as a Director of TLIC, FBLIC and FTCC. He was President of Eastern Oklahoma State College, in Wilburton, OK from 1986-2000. He retired in 2000 and has been a rancher since that time.

Will W. Klein has been a member of the Board of Directors since 2011. He also serves as a Director of TLIC, FBLIC and FTCC. He has been Chief Executive Officer of SkyMed International, Inc. since 1993. Mr. Klein was named to The Order of Canada in 1983, the country’s highest civilian honor.

Gerald J. Kohout has been a member of the FBLIC Board of Directors since 2013. He also has served as a Director of FTFC, TLIC and FTCC since 2015. He is a retired officer and director of numerous life and health insurance companies spanning a period of several decades. Mr. Kohout has extensive experience in the administrative operations of life and health insurance companies with significant experience in business mergers, acquisitions, logistics and reorganizations.

Charles W. Owens has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC, FBLIC and FTCC. Mr. Owens has served as the President and Owner of Tinker Owens Insurance and Marketing Services since its inception in 1988.

George E. Peintner has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC, FBLIC and FTCC. Mr. Peintner is the Owner of Peintner Enterprises. Peintner Enterprises is a Marketing Company established in 1980.

Gary L. Sherrer has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC, FBLIC and FTCC. He is an Assistant Vice President for External Affairs for the Division of Agricultural Sciences and Natural Resources for Oklahoma State University. Mr. Sherrer was Assistant Chief Executive Officer of KAMO Power from 2001 through 2004. Prior to his position as Assistant Chief Executive Officer, Mr. Sherrer held the position of Chief Administrative Officer for seven years at KAMO Power.

There are no family relationships between directors or officers.

Board Meetings and Committees

The Board of Directors of First Trinity held four meetings during 2016. The meetings were held on call and there was an organizational meeting following the Annual Meeting. During 2016, the Board of Directors had a standing Audit Committee, Compensation Committee, Nomination and Corporate Governance Committee and Investment Committee.

All directors attended all of the four Board of Directors meetings held during 2016 either in person or by phone. The Company encourages, but does not require, its board members to attend the Annual Meeting. In 2016, seven directors attended the Annual Meeting. First Trinity plans to schedule future annual meetings so that at least a majority of its directors can attend the Annual Meeting.

Code of Conduct and Ethics

The Company has a Code of Conduct and Ethics (“Code”) applicable to all directors and employees, including our Chairman of the Board, Chief Executive Officer and other senior executives, to help ensure that our business is conducted in accordance with high standards of ethical behavior. The Code is published on our website at www.firsttrinityfinancial.com under “Corporate Governance.”

Communication with the Board of Directors

Shareholders and other interested parties can communicate with the Board of Directors, including the non-management directors, either by writing to First Trinity Financial Corporation, Board of Directors, Attention: Corporate Secretary, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133-1246 or by calling 1-888-883-1499. An independent third-party service answers all calls to this toll-free telephone number and passes the caller’s information on to our External and Independent General Counsel, who in turn transmits the information confidentially to the appropriate member of the Board of Directors. Communications may be anonymous or confidential. Complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee. Other concerns will be referred to the Chairman of the Board of Directors. All shareholder-related complaints and concerns will be received, processed and acknowledged by the Company’s Board of Directors. Further information regarding communications with the Board of Directors may be found at the Company’s website, www.firsttrinityfinancial.com under “Corporate Governance.”

Audit Committee

The Audit Committee of the Board of Directors is currently composed of four directors: Will W. Klein (chairman), Bill H. Hill, Gerald J. Kohout and Gary L. Sherrer, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards. The Board of Directors has also determined that Mr. Klein qualifies as an "audit committee financial expert," as defined in applicable SEC rules.

The Audit Committee met four times during 2016. The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to oversee the Company's financial reporting process, the system of internal financial controls and audits of its financial statements. The Audit Committee (1) provides oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (2) assists the Board of Directors in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls and (3) provides to the Board of Directors such information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.

Compensation Committee

The Compensation Committee is currently composed of four directors: George E. Peintner (Chairman), Bill H. Hill, Gerald J. Kohout and Will W. Klein, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards. The Compensation Committee met one time during 2016. The Compensation Committee reviews and approves the compensation and benefits for the Company’s executive officers and performs such other duties as may from time to time be determined by the Board of Directors. The Compensation committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.

Nominating and Corporate Governance Committee

The Board of Directors provided for a Nominating and Corporate Governance Committee at its April 18, 2007 meeting. This committee meets on call and submits recommendations to the Board of Directors for the number of members to be included in the Company’s Board of Directors, the individuals to be submitted to the shareholders for election for the Company’s Board of Directors and coordinates the corporate governance activities of the Company. The Nominating and Corporate Governance Committee, which currently consists of independent (as the term is defined by the NASDAQ listing standards) directors Charles W. Owens (Chairman) and Gary L. Sherrer and non-independent director William S. Lay, met one time in 2016. The Nominating and Corporate Governance committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com. The Nominating Committee considers individuals recommended by Company shareholders. Such recommendations should be submitted to the Secretary of the Company at least 120 days before the date on which the Company first mailed its proxy materials for the prior year’s Annual Meeting. In considering nominees, the Committee should address the performance and contribution of incumbent directors, as well as the qualifications of new nominees.

Director Compensation

Effective January 1, 2017, Directors who are not employees of the Company receive a $4,500 annual retainer paid quarterly, $3,000 plus expenses for each Board of Directors meeting attended in person, $500 for each meeting in which they participate telephonically and $500 for any committee meeting they attend not held in conjunction with a Board of Directors’ meeting. Effective January 1, 2017, committee chairmen who are not employees will receive a $4,500 annual retainer paid quarterly. Also effective January 1, 2017, Directors who are not employees, would have the following increases in directors compensation: for each $50,000,000 in asset growth of the Company beyond $350,000,000, there would be an annual retainer increase of $1,000, a meeting attendance in person increase of $500 and an increase in the annual compensation of committee chairmen of $1,000.

The Director Compensation Table for 2016 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ( $)	Total ($)
Bill H. Hill	15,875	-	-	-	-	-	15,875
Will W. Klein	19,375	-	-	-	-	-	19,375
Gerald J. Kohout	15,875	-	-	-	-	-	15,875
Charles W. Owens	18,875	-	-	-	-	-	18,875
George E. Peintner	18,875	-	-	-	-	-	18,875
Gary L. Sherrer	15,875	-	-	-	-	-	15,875

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Kerber, Eck & Braeckel LLP (“KEB”) as the independent registered public accounting firm of the Company for the year ending December 31, 2017. Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of KEB, the Audit Committee may reconsider its selection. KEB has audited the Company’s financial statements since the Company’s inception. No representative of KEB is expected to be present at the Annual Meeting.

Accounting Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KEB.

	Years Ended December 31,
	2016	2015
Audit Fees	$100,791	$98,825
Audit Related Fees	33,750	33,000
Tax Fees	7,500	8,000
All Other Fees	-	-
Total	$142,041	$139,825

Audit fees primarily represent fees for financial services provided in connection with the audit of the Company’s consolidated financial statements, statutory financial statements of TLIC and FBLIC, statements of review of quarterly and annual financial statements and SEC Forms 10-K, 10-Q and 8-K.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm to render that service. Accordingly, we do not engage our independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of KEB to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of the services.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2016 with the Company’s management. The Company’s management has primary responsibility for the Company’s financial reporting process and internal controls as well as preparation of the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee is responsible for overseeing and monitoring the independent registered accounting firm’s audit process on behalf of the Board of Directors.

The Audit Committee has discussed with KEB, the Company’s independent registered public accounting firm for the year ended December 31, 2016, the matters required to be discussed by PCAOB Auditing Standard No. 1301, “Communications with Audit Committees” as amended and adopted by PCAOB. PCAOB Auditing Standard No. 1301 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s judgments about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting. The Audit Committee has also received the written disclosures and the letter from KEB required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with KEB its independence from FTFC.

Based on the review and discussions referred to above, the Audit Committee recommended to FTFC’s Board of Directors that the audited financial statements be included in FTFC’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Will W. Klein, Chairman

Bill H. Hill

Gerald J. Kohout

Gary L. Sherrer

In accordance with the rules of the Commission, this report is not to be deemed “soliciting material,” or deemed to be “filed” with the Commission or subject to the Commission’s Regulation 14A, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in documents otherwise filed.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s Board of Directors is currently composed of eight members. Six members are independent and two members (i.e., Mr. Zahn and Mr. Lay) are executive officers of the Company.

Mr. Zahn serves as both the principal officer of the Company in his role as President and Chief Executive Officer and Chairman of the Board of Directors. The Company does not have a lead independent director. The Company has determined that this leadership structure (combining the principal executive officer and chairman into one position in 2011) is appropriate since the Company initially formed a financial holding company and raised capital by intrastate private and public offerings in the state of Oklahoma through the sale of shares with the purpose of establishing a life insurance company and premium financing company. The Company has since grown by acquisition and by the production of life insurance policies and annuity contracts. In 2011, the Board of Directors elected Gregg E. Zahn Chairman. Having Mr. Zahn in these dual roles as principal executive officer and chairman has galvanized the Company’s focus on its vision and mission as it grew to over $330,000,000 of assets as of December 31, 2016.

The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. In considering the long-term interests of shareholders, the Board recognizes the importance of considering and addressing the interests of the Company's other major constituents, including policyholders, employees and the communities in which the Company conducts its business.

To fulfill this oversight function, the Company’s Board of Directors holds at least four regularly scheduled meetings during the year, at which it reviews and discusses reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board of Directors or its Committees also perform a number of specific functions, including:

●	reviewing, advising, approving and monitoring fundamental financial and business strategies and major corporate actions;
●	assessing major risks facing the Company, and reviewing options for their mitigation;
●	selecting, evaluating and compensating executive management and overseeing executive management succession planning:
●	providing advice and counsel to executive management;
●	providing counsel and oversight on the selection, evaluation, development and compensation of senior management; and
●	ensuring processes are in place for maintaining the integrity of the Company, including the integrity of the financial statements.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the exchange act, to be the beneficial owners of more than 5% of FTFC’s common stock, (ii) by the executive officers named in the Summary Compensation Table under “Executive Compensation”, (iii) by each director, and (iv) by all current directors and executive officers as a group.

Name	Common Stock Beneficially Owned (1)	Percentage Beneficially Owned (1)

Gregg E. Zahn	497,811	6.38%
William S. Lay	22,050	*
Bill H. Hill	31,789	*
Charles W. Owens (2)	48,510	*
George E. Peintner	46,518	*
Gary L. Sherrer	45,019	*
All directors and executive officers as a group (6 persons)	691,697	8.86%

* represents less than 1%

(1)	As of March 21, 2017, there are 7,802,593 shares issued and outstanding and entitled to vote.
(2)	Includes 4,410 shares jointly owned by Mr. Owens and his children.

EXECUTIVE COMPENSATION

The Compensation Committee assists the Board of Directors in overseeing the management of the Company’s compensation and benefits program, chief executive officer performance and executive development and succession efforts. In addition, they oversee the evaluation of management and compensation of the officers of the Company.

The primary objective of our compensation program is to offer executive officers competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate manner in the long-term interest of the Company and its shareholders. Management provides recommendations to the Compensation Committee regarding most compensation matters, including executive compensation; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Company does not currently engage any consultant related to executive compensation matters.

The Company’s compensation program for executive officers consists of base salary, consideration for annual bonuses, 401(k) plan and life, health and dental insurance coverage. These elements are intended to provide an overall compensation package that is commensurate with the Company’s financial resources, that is appropriate to assure the retention of experienced management personnel and that aligns their financial interest with those of our shareholders.

Base Salary:  Salary levels recommended by the Compensation Committee are intended to be competitive with salary levels of similarly situated companies, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of the Company.  Annual salary increases are considered based on the same criteria.

Cash Bonuses: Bonus amounts are based on individual performance and are intended to reward superior performance. The Compensation Committee may also take into account additional considerations that it deems appropriate. Bonuses are discretionary and there is no formal bonus plan in place except for Gregg E. Zahn’s asset and net profit bonus presented below.

The following Summary Compensation Table sets forth the compensation of the executive officers compensation that exceeded $100,000.

Summary Compensation Table

				All Other
		Salary	Bonus	Compensation	Total
Name and Principal Position	Year	($)	($)	($) (4)	($)

Gregg E. Zahn (1)	2016	378,743	419,135	13,200	811,078
President and Chief Executive Officer	2015	357,304	346,276	13,200	716,780

Jeffrey J. Wood (2)	2016	255,000	-	-	255,000
Chief Financial Officer, Secretary and Treasurer	2015	240,000	-	-	240,000

William S. Lay (3)	2016	113,116	-	-	113,116
Vice President and Chief Investment Officer	2015	134,087	-	-	134,087

(1)	Mr. Zahn was elected President and Chief Executive Officer on October 4, 2007.
(2)	Mr. Wood was elected Chief Financial Officer in June 2010 and Secretary and Treasurer in March 2011.
(3)	Mr. Lay was elected Vice President and Chief Investment Officer in March 2011.
(4)	This amount is an auto allowance

Employment Agreements

Gregg E. Zahn entered into an employment agreement with FTFC on June 7, 2010, with amendments on December 8, 2011, October 8, 2012 and April 9, 2013.  The April 9, 2013, amendment was retroactive to January 1, 2013. The employment agreement and amendments were reported by the Company in its Reports on Form 8-K filed on June 11, 2010, December 13, 2011, October 10, 2012, and April 11, 2013, respectively.   The employment agreement dated June 7, 2010, effective and retroactive to May 1, 2010, contained the terms and conditions of the agreement.  The most recent amended agreement is for a term through April 30, 2014 with automatic one-year extensions each year on May 1 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.

Under the April 9, 2013, amendment:

●

Mr. Zahn's annual salary of $300,000 will increase annually on January 1st of each year by 6% (retroactive to January 1, 2013) during 2013 and in subsequent years as follows: 2013 - $318,000; 2014 - $337,080; 2015 - $357,304; 2016 - $378,743; and 2017 - $401,467. Mr. Zahn's base salary will be revisited when the Company's assets reach $500,000,000;

●

Mr. Zahn will receive an asset growth bonus (with assets measured using the U.S. GAAP basis of accounting) as follows: $200,000 bonus when the Company’s assets reach $200,000,000; $250,000 bonus when the Company’s assets reach $250,000,000; $300,000 bonus when the Company’s assets reach $300,000,000; $350,000 bonus when the Company’s assets reach $350,000,000; $400,000 bonus when the Company’s assets reach $400,000,000; $450,000 bonus when the Company’s assets reach $450,000,000 and $500,000 bonus when the Company’s assets reach $500,000,000. More than one asset growth bonus can be reached in any given year. Mr. Zahn’s asset growth bonus will be revisited when the Company’s assets reach $500,000,000; and

●

Mr. Zahn will receive a net profit bonus of 5% of the net income (with operating results measured using the U.S. GAAP basis of accounting) of the Company each year after completion of the audit and the filing of the Company’s Form 10-K. The net profit bonus will be capped at 200% of Mr. Zahn’s base salary for the year the net profit bonus was calculated. The initial net profit bonus was calculated for the year ended December 31, 2012.

Mr. Zahn also receives an auto allowance that was raised from $850 to $1,100 during 2012.  He is entitled to participate in the Company’s employee benefit plans available to other executives.  Amounts payable, as of December 31, 2016, in the event of Mr. Zahn’s termination of employment by the Company not for cause or for good reason is $802,934.

William S. Lay entered into an employment agreement dated December 12, 2015, with the Company, effective January 1, 2016. The December 12, 2015 agreement is for a term through December 31, 2018 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause. Mr. Lay’s base salary will be $31,250 for working 330 hours in 2016, 2017 and 2018. Any additional hours beyond 330 in 2016, 2017 and 2018 will be reimbursed at $95 per hour. The employment agreement was reported in the Company's Report on Form 8-K filed on December 14, 2015. He is entitled to participate in the Company’s employee benefit plans available to other executives. He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance. Amounts payable, as of December 31, 2016, in the event of Mr. Lay’s termination of employment by the Company not for cause or for good reason is $62,500.

Jeffrey J. Wood entered into an employment agreement dated December 8, 2011 with the Company, effective and retroactive to August 1, 2011.  The agreement is for a term through December 31, 2013 with automatic one-year extensions each year on December 31 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause.  Mr. Wood’s base salary of $200,000 effective August 1, 2011 was increased to $225,000 per year pursuant to an amendment to his employment agreement as of April 9, 2013, and effective as of January 1, 2013. The amendment was reported in the Company's Report on Form 8-K filed on April 11, 2013. Mr. Wood’s base salary of $225,000 retroactively effective January 1, 2013 was increased to $240,000 per year pursuant to an amendment to his employment agreement as of December 23, 2015, and effective as of January 1, 2015. The amendment was reported in the Company's Report on Form 8-K filed on December 28, 2015. Mr. Wood’s base salary of $240,000 retroactively effective to January 1, 2015 was increased to $255,000 per year pursuant to an amendment to his employment agreement as of February 26, 2016, and effective as of January 1, 2016. This annual salary of $255,000 will increase annually beginning January 1, 2017 by 3%. The amendment was reported in the Company's Report on Form 8-K filed on February 29, 2016. He is entitled to participate in the Company’s employee benefit plans available to other executives.  He is eligible for a bonus at the discretion of the Compensation Committee and the Board of Directors, based on performance.  Amounts payable, as of December 31, 2016, in the event of Mr. Wood’s termination of employment by the Company not for cause or for good reason is $262,650.

2016 Compensation Disclosure Ratio of the Median Annual Total Compensation of All Company Employees to the Annual Total Compensation of the Company’s Chief Executive Officer

The 2016 compensation disclosure ratio of the median annual total compensation of all Company employees to the annual total compensation of the Company’s chief executive officer is as follows:

2016
Total Compensation
Category	and Ratio

Median annual total compensation of all employees (excluding Gregg E. Zahn)	$108,551

Annual total compensation of Gregg E. Zahn, Chief Executive Officer	$811,078

Ratio of the median annual total compensation of all employees to the Annual total compensation of Gregg E. Zahn, Chief Executive Officer	13.38%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2016, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee is currently composed of Mr. Peintner (chairman), Mr. Hill, Mr. Klein and Mr. Kohout. No interlocking relationship exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following Compensation Discussion and Analysis ("CD&A") describes the material elements of compensation for executive officers identified in the Summary Compensation Table.

Compensation Philosophy

The Compensation Committee, composed of four independent directors, is responsible for implementing our compensation philosophy for directors, executive officers and employees. Our goal is to ensure we employ qualified, experienced executive officers whose financial interests are aligned with that of our shareholders. Because we do believe a systematic pattern exists between executive compensation and performance, our compensation philosophy is structured to "motivate" managerial behaviors through a combination of base and incentive compensation.

Another of our objectives is to acquire and retain people of integrity who take pride in delivering positive results. The final objective, due to our philosophy to outsource many functions and retain a low number of full-time and part-time employees, requires us to have executive officers that are able to perform and have an intimate knowledge of a combination of executive, actuarial, accounting, operating and other understandings inherent in supervising and growing a successful life insurance company.

Overview of Compensation Program

Our compensation consists of salary, bonuses, allowances and benefit plans generally administered equally for all qualified Company employees. The Compensation Committee establishes a salary for each senior executive based on long-term corporate objectives, competitive industry practices and each executive officer's contributions. The Compensation Committee seeks to ensure executive compensation is reasonable, fair and competitive. In order to make this determination, toward the end of each calendar year, the Compensation Committee generally evaluates the Company's performance and then conducts a similar exercise with respect to a group of comparable companies.

"Say-on-Pay" and "Say-When-on-Pay"

We believe our compensation philosophy and structure is fair for our executive officers. Shareholders will not find complex compensation formulas to evaluate and approve. However, to retain our limited number of corporate executives, we generally allow a minimum of one year to a maximum of 2.99 years of compensation in the event of termination of employment by the Company not for cause or for good reason. Our straightforward and simplified approach to executive compensation insulates our shareholders from the types of corporate excesses which led to the enactment of "Say-on-Pay" and "Say-When-on Pay." We believe our compensation solution favorably serves our shareholders on matters of executive pay.

Compensation Performance Analysis

Our executive management team is led by Gregg E. Zahn and Jeffrey J. Wood who are full-time employees and William S. Lay who is a part-time employee. The Compensation Committee conducted a review of the performance of Gregg E. Zahn, Jeffrey J. Wood and William S. Lay for the year 2016. This review included an evaluation of the progress made towards the attainment of our corporate objectives and the role these individuals played in meeting those objectives. The review also included a broad-based comparison of salaries with senior executives of other publicly traded life insurance companies.

Due to being a smaller public reporting company and that our common stock is not publicly traded, it is difficult to find public life insurance companies that are comparable to us. Despite the continuing global economic uncertainty, other market related factors for the majority of 2016 and the filing of life insurance policies and annuity contracts and certificates of authority for the expansion of marketing and licensing opportunities for TLIC and FBLIC into additional states, seeking out investment opportunities with higher yields and pursuing acquisition and growth opportunities, the Company experienced increases in assets and revenues of $64,122,771 and $4,817,836, respectively, in 2016 as compared to 2015.

The Company's performance in 2016 reflected the business philosophy and leadership of Gregg E. Zahn, Jeffrey J. Wood and William S. Lay. Giving consideration to these factors, the Compensation Committee was encouraged by executive management's demonstrated leadership. The Compensation Committee considers Gregg E. Zahn, Jeffrey J. Wood and William S. Lay to be valuable executive officers in implementing our corporate objectives.

Gregg E. Zahn continues to lead the Company in accordance with the ideals and philosophies of acquisition of companies and organic growth of the life insurance and annuity business coupled with the ultimate goal of establishing a public traded stock. Jeffrey J. Wood reports to Gregg E. Zahn and leads the daily financial operations of the Company in accordance with those same ideals and philosophies. William S. Lay reports to Gregg E. Zahn and leads the investment operations of the Company in accordance with those same ideals and philosophies. In 2016, Gregg E. Zahn, Jeffrey J. Wood and William S. Lay met and exceeded the subjective expectations of our Board of Directors and shareholders.

The Compensation Committee remains cautious about its responsibility to shareholders in setting executive compensation during difficult market conditions and has asked executive management to focus on continued asset growth and profitability. Gregg E. Zahn received a 6.00% increase in base salary to $378,743 in 2016, received a $419,135 bonus in 2016 related to the profitable 2016 operating results of the Company and the Company’s exceeding $300,000,000 in assets and also received an automobile allowance of $13,200. Jeffrey J. Wood was compensated in 2016 with a base salary of $255,000. William S. Lay’s employment agreement was renewed for three years in late 2015 and now is effective through December 31, 2018 and was compensated $113,116 in 2016 due working fewer hours in 2016 compared to 2015.

Compensation Comparables

To assist in establishing the compensation for 2016, the Compensation Committee utilized independent sources to identify "comparables" within the life insurance industry. We believe a comparable is a point of reference for measurement, but not the determinative factor for our executives' compensation. Because the comparative compensation information is one of several analytic tools used in setting executive compensation, the Compensation Committee has discretion in determining the manner and extent of its use.

Three comparables were selected for discussion of 2016 salaries. These comparables were: Atlantic American Life and Health, National Security Group and Midwest Holdings, Inc. However, each of these comparable companies has different operating activities and product mixes compared to FTFC but there is insufficient public information available on compensations for life insurance companies closer to our size. We also analyzed the results of Investors Heritage Life Insurance Company, Citizens, Inc. and Securities National Financial Corporation. These last three companies are larger than us in size but we are familiar with their operations and executives due to third party administrative services arrangements, prior employment history and participation in national life insurance associations. Data obtained on each comparable company included executive salaries, fees paid to independent members of Board of Directors, total assets, liabilities, shareholders’ equity, revenues, benefits and expenses, taxes and net income.

Compensation data found on these comparables was limited to only those individuals for whom compensation information was disclosed publicly. As a result, the data typically included only the most highly compensated officers at each company as of their latest public filing. Generally, this correlated to the Chairman/CEO, President and the individuals who are chief level officers (Chief Financial Officer, Chief Operating Officer and Chief Investment Officer) or the equivalent with us.

Comparative Compensation Analysis

The overall results of the comparables study provided additional information for the Compensation Committee to consider. As noted above, the Compensation Committee reviewed a number of factors within the comparable companies; however, with the focus on base salary compensation.

Based on the Compensation Committee's analysis, the recommended 2015 base salary compensation for Gregg E. Zahn, our Chairman, President and Chief Executive Officer, and Jeffrey J. Wood, our Chief Financial Officer, Secretary and Treasurer, was determined to be low by the Compensation Committee, especially in light of the many roles that they perform for our Company. These amounts are significantly lower than both the base compensation and total compensation for the comparable companies. In analyzing these factors, the Compensation Committee concluded that $378,743 is a low base salary compensation for our Chairman, President and Chief Executive Officer and $255,000 is also a low base salary compensation for our Chief Financial Officer. However, the Compensation Committee believes that through the use of appropriate bonuses and other incentives, these compensation shortages can be managed most efficiently and effectively using Company asset growth and profitability as measurement standards.

The Compensation Committee followed a similar but less elaborate, process with respect to comparing the compensation for William S. Lay in his role as Vice President and Chief Investment Officer and as a part-time employee. William S. Lay has extensive experience in the life insurance industry and contributes unique skills in Company management, operations, investment analysis and merger and acquisition activities. His salary was not objectively determined, but instead reflected his contractual pay that was established in late 2015 at a level the Compensation Committee concluded was appropriate based upon our compensation philosophy and his experience and tenure.

Board Process and Conclusion

The Board of Directors discussed the Compensation Committee's recommended 2016 compensation and adopted the recommendations as proposed. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, which the Board of Directors approved.

COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

George E. Peintner, Chairman

Bill H. Hill

Will W. Klein

Gerald J. Kohout

PROPOSAL THREE:

NON-BINDING ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Your Board of Directors is providing shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. As explained in our CD&A, our goal is to ensure we employ qualified, experienced executive officers whose financial interests are aligned with that of our shareholders. Because we do believe a systematic pattern exists between executive compensation and performance, our compensation philosophy is structured to "motivate" managerial behaviors through a combination of base and incentive compensation.

Another of our objectives is to acquire and retain people of integrity who take pride in delivering positive results. The final objective, due to our philosophy to outsource many functions and retain a low number of full-time and part-time employees, requires us to have executive officers that are able to perform and have an intimate knowledge of a combination of executive, actuarial, accounting, operating and other understandings inherent in supervising and growing a successful life insurance company.

We believe our compensation philosophy and structure is fair for our executive officers. Shareholders will not find complex compensation formulas to evaluate and approve. As such, our compensation structure is something you, as a shareholder, should approve. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive pay.

Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company's Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in this Proxy Statement is hereby APPROVED.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL FOUR:

NON-BINDING ADVISORY RESOLUTION ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Background

The Dodd-Frank Act required the Securities and Exchange Commission to amend its rules to require that not less than every three years a non-binding advisory proposal be submitted to shareholders to determine whether such vote on the compensation paid to our Named Executive Officers as seen in Proposal Three above must occur every one, two or three years. This year shareholders have the opportunity to vote on whether to vote every one, two or three years on the compensation to its Named Executive Officers.

We believe a review of our executive compensation every three years coincides closely with the long-term focus of our compensation program and provides shareholders with sufficient time to evaluate its effectiveness as well as our corporate performance.

A long-term focus will decrease the likelihood of a detrimental change in the executive compensation program made in response to short-term economic or market fluctuations. Also, it is possible that the burden of such frequent compensation advisory votes may lead to simplistic pay-plan analysis. Therefore, we recommend a review of our executive compensation every three years.

The choice of frequency that receives the highest number of “FOR” votes will be considered a non-binding advisory vote of the stockholders. Abstentions and broker non-votes will not count as votes cast “for” or “against” any frequency choice, and will have no direct effect on the outcome of this proposal. A signed, uninstructed proxy will be voted for every three years. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company's Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that establishing the frequency of the non-binding advisory vote on the compensation of the Company’s Named Executive Officers, as once every three years is hereby APPROVED.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SELECT AN ADVISORY VOTE TO REVIEW EXECUTIVE COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS EVERY THREE YEARS.

ANNUAL REPORT

Please refer to the Company’s 2016 Annual Report on Form 10-K for financial statements, other financial information and management’s discussion and analysis of the financial condition and results of operations of the Company that is available without charge at www.firsttrinityfinancial.com. If you desire to have an Annual Report mailed to you, please make a telephone request to (918) 249-2438.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

OTHER INFORMATION

A shareholder desiring to submit a proposal for inclusion in First Trinity’s Proxy Statement for the year 2017 Annual Meeting must deliver the proposal so that it is receive by First Trinity no later than December 31, 2017. You must submit your proposal in writing to the Secretary of the Company at 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133-1246. Only proposals meeting the requirements of applicable Securities and Exchange rules will be considered for inclusion in First Trinity’s Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

FIRST TRINITY FINANCIAL CORPORATION

/s/ Jeffrey J. Wood

Jeffrey J. Wood

Chief Financial Officer, Secretary and Treasurer

Tulsa, Oklahoma

March 21, 2017

PROXY

FIRST TRINITY FINANCIAL CORPORATION

7633 EAST 63RD PLACE, SUITE 230, TULSA, OKLAHOMA 74133-1246

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregg E. Zahn, attorney with full power of substitution, to vote as proxy for the undersigned at the Annual Meeting of Shareholders of First Trinity Financial Corporation to be held on Wednesday, May 17, 2017 at 1:00 p.m. Central Daylight Savings Time in the Premier Room of the Embassy Suites Tulsa – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145, or at any adjournment or postponements thereof, and to vote as designated below with all powers the undersigned would possess, if present, upon matters described in the notice of Annual Meeting and Proxy Statement dated March 21, 2017 as follows:

(1) Election of Directors			To withhold authority to vote for any
individual nominee(s) mark “For All Except”
and write number(s) of the nominee(s) on the
FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	line below.
[ ]	[ ]	[ ]

(01) Gregg E. Zahn	(05) Gerald J. Kohout
(02) William S. Lay	(06) Charles W. Owens
(03) Bill H. Hill	(07) George E. Peintner
(04) Will W. Klein	(08) Gary L. Sherrer

(2)	To ratify the appointment of Kerber, Eck & Braeckel LLP, as First Trinity Financial Corporation’s independent registered public accounting firm for the year ending December 31, 2017.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(3)

To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in this Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(4)	To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers.

[ ] 1 YEAR	[ ] 2 YEARS	[ ] 3 YEARS	[ ] ABSTAIN

(5)	On any other matter which may come before the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

To be counted this proxy must be signed, dated and received by the Corporate Secretary of First Trinity Financial Corporation, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133-1246, on or before May 17, 2017.

This proxy when properly executed will be voted in accordance with instructions specified but in the absence of any instructions will be voted "FOR" or “3 YEARS.”

Please sign exactly as the name appears on this card. If shares of stock are held jointly, all joint owners should sign. If signing as attorney, administrator, executor, guardian, trustee or corporate officer, please add your title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

This Proxy Statement and the 2016 Annual Report to Shareholders are available at www.firsttrinityfinancial.com

____________________________________________

Shareholder’s signature

____________________________________________

Shareholder's signature

Date ____________________________________, 2017

IMPORTANT

Please complete this proxy card and return by

FAX: (918) 249-2478

Or By Mail: 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133-1246

Or By Email: support@firsttrinityfinancial.com